Exhibit 10.9
SCHEDULE TO INDEMNIFICATION AGREEMENT

The following is a list of the current and former directors and executive officers of Agenus who are party to an Indemnification Agreement, the form of which was filed as Exhibit 10.4 to our registration statement on Form S-1 (File No. 333-91747):

Noubar Afeyan, Ph.D.
Garo H. Armen, Ph.D.
Frank V. AtLee III
Brian Corvese
Gamil G. de Chadarevian
Tom Dechaene
Margaret Eisen
Renu Gupta
John Hatsopoulos
Wadih Jordan
Mark Kessel
Christine Klaskin
Bruce Leicher
Hyam Levitsky
Timothy Rothwell
Shalini Sharp
Pramod K. Srivastava, Ph.D.
Peter Thornton
Karen Valentine
Kerry Wentworth
Alastair Wood
Timothy Wright